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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 23, 1998

                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            (Exact name of Registrant as specified in its charter)

001-13731
(Commission File Number)

Virginia                                     54-1870350
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
(Address of principal executive offices) (Zip code)

                                 (703)312-9500
              (Registrant's telephone number including area code)
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Item 5. OTHER EVENTS

     On September 23, 1998 Friedman, Billings, Ramsey Group, Inc. issued a press release with respect to its projected third quarter 1998 loss. A copy of the press release is being filed herewith.

     The following Exhibit is filed as part of this report:
     99.1 Press Release dated September 23, 1998.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 193, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

                         By: /s/ Emanuel J. Friedman
                         Chairman and Chief Executive Officer